UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                   May 4, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                                 23-1408659
             -------                                 ----------
     (Commission File Number)        (I.R.S. employer identification number)

     2530 Riva Road, Suite 201
        Annapolis, Maryland                                  21401
        -------------------                                  -----
(Address of principal executive office)                    (Zip code)

               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2005, CompuDyne Corporation (the "Company") filed a Form 8-K disclosing that the Company has failed to timely file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2004 to provide management's report on internal control over financial reporting as of December 31, 2004 and the related report of the Company's independent registered public accounting firm on management's assessment of the effectiveness of internal control over financial reporting (together, the "404 Report") required by Section 404 of the Sarbanes-Oxley Act of 2002.

On May 4, 2005, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market stating that due to the Company's failure to timely file the 404 Report, it was no longer in compliance with the requirements of Marketplace Rule 4350(c)(14) (the "Rule"). The Rule requires the Company to file with Nasdaq copies of all reports required to be filed with the Securities and Exchange Commission (the "SEC") on or before the date they are required to be filed with the SEC.

     The Nasdaq Stock Market notified the Company that the Company's securities will be delisted from The Nasdaq Stock Market at the opening of business on May 13, 2005, unless the Company requests a hearing appealing the delisting with The Nasdaq Stock Market's Listings Qualifications Panel (the "Panel") in accordance with the Marketplace Rules 4800 Series. Such a request for an appeal to the Panel will stay the delisting of the Company's securities pending the Panel's decision.

     The Company intends to appeal its delisting to the Panel and is working diligently to file its 404 Report as described in the Company's Form 8-K dated May 2, 2005. There can be no assurance the Panel will grant the Company's request for continued listing.


ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.                     Description
-----------                     -----------

  99.1                 Press Release dated May 6, 2005.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 6, 2005

                                                 COMPUDYNE CORPORATION


                                                 By:  /s/ Geoffrey F. Feidelberg
                                                      --------------------------
                                                      Geoffrey F. Feidelberg
                                                 Its: Chief Financial Officer